SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the
                  Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[x]    Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only [as permitted by Rule
       14a-6(e)(2)]
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

              PRATT, WYLCE & LORDS, LTD.
          (name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x]  No Fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
      11.
    1)  Title of each class of securities to which transaction applies:
    2)  Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    4)  Proposed maximum aggregate value of transaction:
    5)  Total fee paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid
previously.   Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)   Amount Previously Paid:
    2)   Form, Schedule or Registration Statement No.:
    3)   Filing Party:
    4)   Date Filed:

              THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF
           PRATT, WYLCE & LORDS, LTD. (the "Company")

L. Alan Schafler is hereby authorized to represent and to vote the shares of the undersigned in the Company at an Annual Meeting (hereinafter referred to as "Annual Meeting") of Stockholders to be held on September 15, 1997 and at any adjournment as if the undersigned were present and voting at the meeting.
NOTE:  Cumulative voting for directors is not allowed.

1. Proposal to elect not to be treated as a Business Development Company under the Investment Act of 1940
	FOR [  ] AGAINST [  ] ABSTAIN [  ]

2.    Election of Directors
      FOR all nominees (except as written on the line below)  [   ]
          WITHHOLD AUTHORITY TO VOTE
          for all nominees listed below       [  ]

      NOMINEES:    L. Alan Schafler, Malcolm Crawford and Sheila E. Crawford

(INSTRUCTIONS: To withhold authority to vote for any individual nominees write the nominee's name on the line below.)

      -------------------------------------------------

3. Approval of Winter, Scheifley & Associates, P.C. as Independent Certified Accountants for fiscal year ending January 31, 1998.
      FOR [  ]  AGAINST [   ] ABSTAIN [   ]

4. In their discretion, on any other business that may properly come before the meeting.

The shares represented hereby will be voted. With respect to items 1 - 43 above, the shares will be voted in accordance with the specifications made and where no specifications are given, said proxies will vote for the proposals. This proxy may be exercised by a majority of those proxies or their substitutes who attend the meeting.

Please sign and date and return to Pratt, Wylce & Lords, Ltd., P.O. Box 7571 Hilton Head Island, SC 29938

						Dated  August 12, 1997

						----------------------
						Signature


						----------------------
						Signature

Joint Owners should each sign. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers, should give full title.


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

                   PRATT, WYLCE & LORDS, LTD.
                              P.O. Box 7571
                         Hilton Head Island, SC 29938
                           Telephone: (803) 686-5590
                           Facsimile: (803) 686-5595
August 12, 1997

To the Stockholders of
Pratt, Wylce & Lords, Ltd.

You are cordially invited to attend an Annual Meeting (hereinafter referred to as "Annual Meeting") of Stockholders of Pratt, Wylce & Lords, Ltd. (the "Company"), to be held at 2035 Staysail Lane, Jupiter, Florida 33477, at 9:00 A.M., Eastern time, to consider and vote upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

In addition to the election of directors and the approval of independent certified public accountants for the fiscal year ended January 31, 1998, Shareholders will be asked to approve the proposal that the Company elect to cease to do business as a Business Development Company under the Investment
Act of 1940.   Approval of the proposal would allow the Company to move
forward with its new business plan and would be economically beneficial to
the Company.    The Company would not be subject to the strict requirements of the Investment Act of 1940

Since it is important that your shares be represented at the meeting whether or not you plan to attend in person, please indicate on the enclosed proxy your decisions about how you wish to vote and sign, date and return the proxy promptly in the envelope provided. If you find it possible to attend the meeting and wish to vote in person, you may withdraw your proxy at that time. Your vote is important, regardless of the number of shares you own.

Sincerely,


-------------------------
L. Alan Schafler
Chairman of the Board of Directors
Chief Executive Officer


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
                            PRATT, WYLCE & LORDS, LTD.
                                    NOTICE OF
                                  ANNUAL MEETING
                                  OF STOCKHOLDERS
                                     To Be Held
                                  September 15, 1997


To the Stockholders of
Pratt, Wylce & Lords, Ltd.

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Pratt, Wlyce & Lords, Ltd. (the "Company") will be held on September 15, 1997 at 9:00 o'clock in the morning, local time at the for the following purposes; all as more specifically set forth in the attached Proxy Statement.

1. To consider and vote upon the proposal to cease doing business as a Business Development Company under the Investment Act of 1940.

2. To consider and vote upon the election of the Officers and Directors of the Company.

3. To approve Winter, Scheifley & Associates, P.C. as Independent Certified Accountants for fiscal year ended January 31, 1998.

5. To transact such other business as may properly be brought before this meeting.

Only holders of record of Common Stock of the Corporation as of the close of business on August 1, 1997, are entitled to notice of or to vote at the meeting or any adjournment thereof. The stock transfer books of the Corporation will not be closed.

Stockholders are encouraged to attend the meeting in person. To ensure that your shares will be represented, we urge you to vote, date, sign and mail the Proxy Card in the envelope which is provided, whether or not you expect to be present at the meeting. The prompt return of your Proxy Card will be appreciated. It will also save the Company the expense of a reminder mailing. The giving of such Proxy will not affect your right to revoke such Proxy by appropriate written notice or to vote in person should you later decide to attend the meeting.

By order of the Board of Directors


                                     L. Alan Schafler
August 12, 1997                    Chairman of the Board of Directors
                                     Chief Executive Officers


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
                              PROXY STATEMENT
                         PRATT, WYLCE & LORDS, LTD.

                      ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held September 15, 1997

                              INTRODUCTION


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pratt, Wylce & Lords, Ltd., a Nevada corporation (the "Company"), to be voted at an Annual Meeting of Stockholders of the Company to be held on September 15, 1997 at 9:00 A.M., Eastern time, at 2035 Staysail Lane, Jupiter, Florida 33477 and at any adjournment thereof (the "Meeting"). The Proxy may be revoked by appropriate written notice at any time before it is exercised. See, "Voting and Solicitation of Proxies".

This Proxy Statement and the accompanying Notice and Form of Proxy are being mailed on or about September 15, 1997 to record holders of the Company's Common Stock as of August 1, 1997 (the "Record Date").

As of Record Date, 2,588,500 shares of Common Stock of the Corporation were issued and outstanding. Each share of Common Stock entitles the holder to one vote on all matters brought before the Annual Meeting.

Pratt, Wylce & Lords, Ltd., (the "Company") was incorporated in the State of Florida on May 22, 1986 using the name Global Wrestling Alliance, Inc. The Company was authorized to issue 75,000,000 common shares at $.0001
par  value.    The Company had limited operations  from  1988  through 1990
and ceased operations at that time.   The Company  experienced  a change in
control and pursuant to a Board of Directors meeting and subsequent written consent of a majority of its shareholders on May 31, 1993, the Company began operations of its present business under the name Pratt, Wylce & Lords, Ltd. and a One for One Hundred reverse stock split was effectuated. The Company was reincorporated in the State of Nevada on August 18, 1993. Pursuant to the Articles of Merger, the Company is authorized to issue 75,000,000 common shares at $.001 par value and there are currently
2,874,596  common  shares  outstanding.

The previous business objective of the Company was to provide consulting services which assist the client company in becoming a publicly traded company.

During January 1997, the Company determined that it was unable to complete certain of its consulting projects and would be unable to accept new
consulting clients in the future.    The Company has negotiated contract
termination agreements with all of its active clients which provide for the immediate discontinuance of consulting services. The termination contracts provide that the Company retain as revenue all cash paid to date and that the Company return all or a major portion on common stock issued to it by client companies.

The Company currently intends to provide management services for cash only, and acquire businesses and assets as may provide gain for the shareholders. The Company may also choose to form corporations for the purpose of pursuing such business ventures as are deemed potentially profitable by the Board of Directors.

        ELECTION NOT TO BE TREATED AS A BUSINESS DEVELOPMENT COMPANY

Business  Development  Company.    In  July, 1995, the Company elected to be
treated as a Business Development Company ("BDC") pursuant to Section 54 of
the  Investment Company Act of 1940 (the "1940 Act").   On October 21, 1980,
the 1940 Act was amended by a series of amendments which added sections 55
through  65.   These sections comprise the Small Business Investment
Incentive Act of 1980 (the  "SMIIA").    For purposes of the SMIIA, a
business development company is defined as a domestic closed-end company which is operated for the purpose of making certain types of investments and which makes available significant managerial assistance to the companies in
which it invests.      Generally, a company which elects to be treated as a
business development company, or intends within 90 days to so elect, is exempt from certain provisions of sections 1 through 53 of the 1940 Act.

To take advantage of these special regulatory provisions, a BDC must comply with sections 55 through 65 of the 1940 Act, which require, among other things, that:
     a. a majority of the BDC's directors must not be "interested persons" as defined in section 2(a)(19) of the 1940 Act;
     b. A BDC is restricted in the kind of investments it can make, i.e., at least seventy percent of the BDC's assets (excluding assets necessary to maintain the business, such as office furniture) must consist of securities of small, developing business or financially troubled businesses and such liquid assets as cash or cash items, Government securities or short-term, high quality debt securities;


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

     c. A BDC must annually furnish to its shareholders a statement, in such form and manner as the Securities and Exchange Commission may prescribe, about the risks involved in investing in a BDC due to the nature of its portfolio, and;
     d. A BDC must have a class of equity securities registered under the 1934 Act or have filed a registration statement under that section and must comply with the periodic reporting requirements under the 1934 Act, including annual reports, quarterly reports and reports of certain material changes, rather than with those in section 30 of the 1940 Act.

Due to the change in the business of the Company and the cost of compliance to meet the requirements of the Investment Company Act of 1940, the Board of Directors of the Company believes it would be economically beneficial to elect not to be treated as a BDC.

The Board of Directors unanimously recommends a vote FOR the proposal to
elect not to be treated as a BDC as soon as practicable.    Proxies solicited
by management will be so voted unless stockholders specify otherwise.

The affirmative vote of a majority of the shares of Common Stock of the Company represented and voting at the Annual Meeting is required for approval of the proposal.

                           ELECTION OF BOARD OF DIRECTORS

Pursuant to the Bylaws, each Director shall serve until the annual meeting of the stockholders, or until his successor is elected and qualified. The Company's basic philosophy mandates the inclusion of directors who will be representative of management, employees and the minority shareholders of the Company. Directors may only be removed for "cause". The term of office of each officer of the Company is at the pleasure of the Company's Board.

The principal executive officers and directors of the Company are as follows:

Name                            Position           Term(s) of Office
L. Alan Schafler, age 59     President/Treasurer   June 1997
                                 Director          to present

MaryEllen Miles, age 36          Secretary         May 1993
                                                   to present

Malcolm Crawford, age 76          Director         June 1997
                                                  to present

Sheila Crawford, age 65           Director         June 1997
                                                  to present

Mr. Alan Filson and Mr. Stephen Jones resigned as directors in December, 1996 due to the requirements of the Investment Company Act of 1940 regarding
disinterested directors.   Elizabeth Gheen and Mitsuo Tatsugawa resigned as
directors in June, 1997.

L. Alan Schafler.   From 1974 to present, Mr. Schafler has been a management
consultant providing strategic planning and problem solving resource in a wide range of corporate disciplines. Mr. Schafler's specialty is the review and appropriate realignment of integrated corporate functions to maximize the
growth and profitability of the business enterprise.    Mr. Schafler obtained
a B.B.A. degree in accounting from Hofstra University in 19   and an MBA in
Finance/Management from New York University Graduate School of Business in 19
 .   Mr Schafler has attended continuing financial/management post MBA studies
and seminars at New York University Graduate School of Business.   Mr.
Schafler has been an instructor and advisor for Management Decision
Laboratory at the NYU Graduate School of Business. and attended and instructed programming and systems courses at the Systems Research Institute.

Malcolm Crawford. Mr. Crawford has practiced law as a sole practioner in Denver, Colorado since 1956 and was "Of Counsel" to Fishman, Genman & Gersh from 1978 to 1985. Mr. Crawford earned a teacher certificate from Western Kentucky University in 1941. He earned a Bachelor of Arts degree from the University of Colorado in 1943 and a Masters of Art degree from the Tufts/Harvard Fletcher School of International Law and Diplomacy in 1944. Mr. Crawford earned his Juris Doctor degree from Yale Law School in 1947.


Sheila Crawford.   Ms. Crawford is an author.   She obtained a Bachelor of
Arts degree from Loretto Heights College in 1954 and a Masters degree from the University of Denver in 1968.

The Board of Directors unanimously recommends a vote FOR the election of L. Alan Schafler, Malcolm Crawford and Sheila Crawford to the Board of
Directors of the Company.   Proxies solicited by management will be so voted
unless stockholders specify otherwise.

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

The affirmative vote of a majority of the shares of Common Stock of the Company represented and voting at the Annual Meeting is required for approval of the above Directors.

                           APPROVAL OF SELECTION OF
                 INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors recommends for approval by the Shareholders the selection of Winter, Sheifley & Associates, P.C. as the independent certified public accountants of the Company for the fiscal year ending January 31, 1997.

In additional to its principal service of examining the financial statement of the Company, Winter, Scheifley & Associates, P.C. provided certain non-audit services for the Company during the preceding fiscal year and such
services were approved by management.   In approving the services, management
determined that the nature of the services and the estimated fees to be charged would have no adverse effect on the independence of the accountants.

Representatives of Winter, Scheifley & Associates, P.C. are expected to be able via telephone at the Annual Meeting and to have the opportunity to make a statement should they desire to do so and to be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to approve Winter, Scheifley & Associates, P.C. as the Company's auditors.

               STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following tables list the Company's stockholders who, to the best of the Company's knowledge, own of record or, to the Company's knowledge, beneficially, more than 5% of the Company's outstanding Common Stock; the total number of shares of the Company's Common Stock beneficially owned by each Director; and the total number of shares of the Company's Common Stock beneficially owned by the Directors and elected officers of the Company, as a group.

Percentage of
                               Number & Class     Outstanding
Name and Address                 of Shares       Common Shares

L. Alan Schafler
2035 Staysail Lane
Jupiter, Florida 33477               0                0%

Malcolm Crawford
3631 East 7th Avenue Pkwy
Denver, CO 80206                     0

Sheila Crawford
3631 East 7th Avenue Pkwy
Denver, CO 80206                     0                0%

Timothy Miles<F1><F2>
#9 Niblick
Hilton Head Island, SC 29938       451,183         17.40%

Elizabeth Gheen
9070 Coker Road
Salinas, CA 93907                  300,770          11.60%

Mitsuo Tatsugawa
220A San Benancio Road
Salinas, CA 93908                  360,924          13.92%

Stephen A. Jones
24285 Hillview Drive
Laguna Niguel, CA 92677            160,501           6.19%

Alan R. Filson
7270 Oakbay Drive
Noblesville, IN 46060              150,693           5.81%

All Directors & Officers
as a group (3)                           0             0%

<F1>Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through a contract, arrangement, understanding, relationship or otherwise.

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

Unless otherwise indicated, each person indicated above has sole power to vote, or dispose or direct the disposition of all shares beneficially owned, subject to applicable community property laws.

<F2>Includes Timothy Miles and MaryEllen Miles, who is married to Mr. Miles, who together constitute a "group," as that term is defined in Section 13D of the Securities Exchange Act of 1934, as amended.

                   EXECUTIVE COMPENSATION
                 SUMMARY COMPENSATION TABLE

                                                                        Long Term compensation
                   Annual Compensation                              Awards                   Payouts
(a)              (b)         (c)           (d)         (e)            (f)          (g)        (h)      (i)
                                                     Other                                             All
Name                                                Annual        Restricted                 LTIP     Other
and                                                Compen-          Stock       Options/   Pay-     Compen-
Principal                 Salary         Bonus     sation           Awards        SARs      Outs     sation
Position        Year        ($)            ($)        ($)           ($)             ($)      ($)        ($)

Timothy Miles<F1>
 President,
 Treasurer         1994       $32,500      -          -             -                -        -         -
 Chief Financial
   Officer         1995       $52,500      -          -             -                -        -         -
                   1996      $177,000      -          -             -                -        -         -

[FN]
<F1>No other officer has received compensation in the last three fiscal
years.   The
above compensation refers to the year ended January 31, 1994, for the year ended January 31, 1995 and for the year ended January 31, 1996.
Additionally, in the year ended January 31, 1995, Mr. Miles received 7,785 common shares of Applied Cellular Technology, Inc.


Non-Qualified and Incentive Stock Option Plans.   During 1995, the Company
adopted the 1995 Non-Statutory Stock Option Plan which provides for granting to the Company's officers, directors, employees and certain other individuals who consult with or advise the Company, options to acquire 750,000 shares of
the Company's common stock.   The shares issuable under the 1995 plan are at
a price not less than 85% of the fair market value of the stock on the date
of grant.   The exercise periods of the options are not to exceed ten years.

The Plan was suspended by the Board of Directors on June 12, 1996 and any options granted in 1996 were suspended.

There is no plan or arrangement with respect to compensation received or that may be received by the executive officers in the event of termination of employment or in the event of a change in responsibilities following a change in control.


                  CERTAIN TRANSACTIONS

Marital Relationship.   Mr. Timothy Miles and Mrs. MaryEllen Miles are
married.

Changes in Control.   There are no arrangements, known to the Company,
including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

                 VOTING AND SOLICITATION OF PROXIES

Stockholders represented by properly executed proxies received by the Company prior to or at the Meeting and not duly revoked will be voted in accordance with the instructions thereon. If proxies will be voted in instructions are indicated thereon, such proxies will be voted in favor of Items 1 through 5 inclusive. Execution of a proxy will not prevent a stockholder from attending the Meeting and revoking his proxy by voting in person (although attendance at the Meeting will not in itself revoke a proxy). Any stockholder giving a proxy may revoke it at any time before it is voted by giving to the Company's Secretary/Treasurer written notice bearing a later date than the proxy, by delivery of a later dated proxy, or by voting in person at the Meeting. Any written notice revoking a proxy should be sent to Pratt, Wylce & Lords, Ltd., P.O. Box 7571, Hilton Head Island, SC 29938.


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

The Company's Board of Directors does not know of any other matters which will be presented for consideration at the Meeting. However, if any other matters which will be presented for consideration at the Meeting. However, if any other matters are properly presented for action at the Meeting, it is the intention of the person(s) named in the accompanying Form of Proxy to vote the shares represented thereby in accordance with their best judgment on such matters.


All costs relating to the solicitation of proxies made hereby will be borne by the Company. Proxies may be solicited by officers and directors of the Company personally, by mail or by telephone or telegraph, and the Company may pay brokers and other persons holding shares of stock in their names of those of their nominees for their reasonable expenses in forwarding soliciting material to their principals.

It is important that proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to sign and date the accompanying Form of Proxy and mail it in a timely fashion so that their vote can be recorded.
ADDITIONAL INFORMATION

The Company's Annual Report to Shareholders for the fiscal year ended January 31, 1997, including the consolidated financial statements and related notes thereto, together with the report of the independent auditors and other information with respect to the Company, accompanies this Proxy Statement.

                             OTHER MATTERS

The Company is not aware of any other business to be presented at the Annual
Meeting.    If matters other than those described herein should properly arise at the meeting, the proxies will vote on such matters in accordance with their best judgment.

                          SHAREHOLDER PROPOSALS

Proposals by Shareholders intended to be presented at the 1998 Annual Meeting must be received by the Company no later than November 15, 1997.


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